UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Buffalo Wild Wings, Inc.

(Name of Registrant as Specified In Its Charter)

MARCATO CAPITAL MANAGEMENT LP

MARCATO INTERNATIONAL MASTER FUND LTD.

MARCATO SPECIAL OPPORTUNITIES MASTER FUND LP

SCOTT O. BERGREN

RICHARD T. MCGUIRE III

SAM ROVIT

EMIL LEE SANDERS

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 4, 2017, Marcato Capital Management LP and certain affiliates issued the following press release, which was also posted on http://www.winningatwildwings.com:

MARCATO COMMENTS ON BUFFALO WILD WINGS’ LATEST “PEER GROUP” COMPARISON

BWLD Continues to Manipulate its Relative Peer Group to Mask Persistent Underperformance

San Francisco – May 4, 2017 – Marcato Capital Management LP (“Marcato”), a San Francisco-based investment manager which manages funds that beneficially own approximately 6.1% of the outstanding common shares of Buffalo Wild Wings, Inc. (NASDAQ: BWLD) (“Buffalo Wild Wings” or the “Company”), today commented on Buffalo Wild Wings’ latest attempt to mask its underperformance by once again changing its relative peer group as compared to its proxy peers.

Mick McGuire, Managing Partner of Marcato, said, “The peer group Buffalo Wild Wings management used today is the third different one presented by the Company in recent months. This desperate manipulation of the facts cannot mask Buffalo Wild Wings’ persistent underperformance and clear lack of any strategic plan to create long-term shareholder value. Electing Marcato’s nominees will put an end to this deceitful behavior and provide the necessary financial expertise and business savvy to drive a turnaround.”

BWLD HAS CHERRY-PICKED ITS PEER GROUPS IN DIFFERENT INVESTOR COMMUNICATIONS

Definitive Proxy (4/21/17)	Analyst Day (8/16/16)	S&P 600 Restaurants (as of 4/21/17)	4/21/17 Letter	5/4/17 Press Release
BJRI	BJRI	BJRI	BJRI	BJRI
BLMN	BLMN		BLMN	BLMN
BOBE	BOBE	BOBE
EAT	EAT		EAT	EAT
CAKE	CAKE		CAKE	CAKE
CMG
CBRL	CBRL		CBRL	CBRL
PLAY	PLAY	PLAY
DIN	DIN	DIN	DIN	DIN
DPZ
DNKN
FIVE
PNRA	PNRA
RRGB	RRGB	RRGB	RRGB	RRGB
RT	RT	RT	RT	RT
TXRH	TXRH		TXRH	TXRH
ULTA

PEERS DECEPTIVELY ADDED BY BWLD WHICH ARE NOT INCLUDED IN 2017 PEER GROUP[1]

	DENN		DENN	DENN
	DRI		DRI	DRI
BH
		CHUY	CHUY	CHUY
FRGI
LOCO
RUTH
SHAK
SONC
WING
			BBRG	BBRG
CPKI
			IRGT	IRGT
PFCB

[1]	Companies listed in the top section of the chart include all peer companies selected by the Compensation Committee of the BWLD Board (“Proxy Peers”) and represent “a group of restaurant and retail companies whose operations and size are similar to ours,” as disclosed in the section titled “Peer Group” in BWLD’s Definitive Proxy filed 4/21/17. Companies listed in the below section of the chart were hand selected by BWLD as peers for the purposes of determining relative Total Shareholder Return. These so-called “peers” were not included in the Proxy Peer group, indicating a willful attempt to mislead investors by changing the composition of businesses that the Board believes to be representative peers to the Company.

Marcato encourages all BWLD shareholders to visit www.WinningAtWildWings.com to review information about Marcato’s investment in Buffalo Wild Wings.

Your Vote Is Important, No Matter How Many or How Few Shares You Own!

Please vote today by telephone, via the Internet or

by signing, dating and returning the enclosed WHITE proxy card.

Simply follow the easy instructions on the WHITE proxy card.

If you have questions about how to vote your shares, please contact:

INNISFREE M&A INCORPORATED

Shareholders May Call Toll-free: (888) 750-5834

Banks and Brokers May Call Collect: (212) 750-5833

REMEMBER:

Please simply discard any Yellow proxy card that you may receive from Buffalo Wild Wings. Returning a Yellow proxy card – even if you “withhold” on the Company’s nominees – will revoke any vote you had previously submitted on Marcato’s

WHITE proxy card.

Media:

Jonathan Gasthalter/Nathaniel Garnick/Amanda Klein

Gasthalter & Co.

(212) 257-4170

Investors:

Scott Winter/Larry Miller

Innisfree M&A Incorporated

(212) 750-5833

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Marcato International Master Fund Ltd. (“Marcato International”), together with the other participants in Marcato International’s proxy solicitation, have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying WHITE proxy card to be used to solicit proxies in connection with the 2017 annual meeting of shareholders (the “Annual Meeting”) of Buffalo Wild Wings, Inc. (the “Company”). Shareholders are advised to read the proxy statement and any other documents related to the solicitation of shareholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in Marcato International’s proxy solicitation. These materials and other materials filed by Marcato International with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Marcato International with the SEC are also available, without charge, by directing a request to Marcato International’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834 (banks and brokers may call collect at (212) 750-5833).

The participants in the proxy solicitation are Marcato International, Marcato Capital Management LP, Marcato Special Opportunities Master Fund LP (“Marcato Special Opportunities Fund”), Emil Lee Sanders, Richard T. McGuire III, Sam Rovit and Scott O. Bergren (collectively, the “Participants”).

As of the date hereof, Marcato International directly owns 950,000 shares of common stock, no par value, of the Company (the “Common Stock”), representing approximately 5.9% of the outstanding shares of Common Stock and Marcato Special Opportunities Fund directly owns 32,600 shares of Common Stock, representing approximately 0.2% of the outstanding shares of Common Stock.

In addition, Marcato Capital Management LP, as the investment manager of Marcato International and Marcato Special Opportunities Fund, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the shares of Common Stock held by Marcato and Marcato Special Opportunities Fund, therefore, may be deemed to be the beneficial owner of such shares. By virtue of Mr. McGuire’s position as the managing partner of Marcato Capital Management LP, Mr. McGuire may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the shares of Common Stock held by Marcato International and Marcato Special Opportunities Fund and, therefore, Mr. McGuire may be deemed to be the beneficial owner of such shares.